Exhibit 32 A
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of CBRL Group, Inc. (the "Issuer") on Form 10-Q for the fiscal quarter ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
A. Woodhouse, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: December 5, 2003                 By: /s/ Michael A. Woodhouse
                                           ------------------------
                                           Michael A. Woodhouse,
                                           President and Chief Executive Officer

Exhibit 32 B
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of CBRL Group, Inc. (the "Issuer") on Form 10-Q for the fiscal quarter ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence E. White, Senior Vice President and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: December 5, 2003                    By: /s/ Lawrence E. White
                                              ---------------------
                                              Lawrence E. White,
                                              Senior Vice President, Finance and
                                               Chief Financial Officer